Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events In February 2021, the Company amended and restated the loan and security agreement with Western Alliance Bank to reflect all waivers and amendments to date. Subsequently, the Company borrowed an additional $5.0 million for an aggregate amount of $40.0 million. In connection with the additional $5.0 million draw, the Company issued additional warrant shares for Series E-1 preferred stock in the amount of 15,979 or (i) two percent of the additional advance amount drawn under the Term A Loans, divided by (ii) the applicable exercise price at the time the warrant is exercised.